CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL TO THE REGISTRANT AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS SUCH INFORMATION AS PRIVATE OR CONFIDENTIAL. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY [***].

EXCLUSIVE LICENSE AGREEMENT
This Exclusive License Agreement ("Agreement"), dated June 7, 2023 ("Effective Date"), is by and between Kiora Pharmaceuticals, Inc., a Delaware corporation with offices located at 332 Encinitas Blvd, Suite 102, Encinitas, CA 92024 ("Licensor"), and Sentrx Animal Care, Inc. a Delaware corporation with offices located at 570 West 1700 South, Suite 1400, Salt Lake City, Utah 84115 ("Licensee") (collectively, the "Parties," or each, individually, a "Party").
WHEREAS, Licensor owns the Licensed Patents (defined below);
WHEREAS, Licensor has the right, power, and authority to license to Licensee the Licensed Patents;
WHEREAS, Licensor is willing to grant to Licensee an exclusive license to the Licensed Patents on the terms and conditions set out in this Agreement; and
WHEREAS, this Agreement is intended to provide Licensee with exclusive rights to the Licensed Patents, and to make, have made, use, and sell products using the Licensed Patents, in connection with animal health and veterinary medicine.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Definitions. For purposes of this Agreement, the following terms have the following meanings:
"Affiliate" means an entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of an entity, whether through the ownership, by contract, or otherwise, and "controlled by" and "under common control with" have correlative meanings.
"Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated in furtherance thereof.
"Field of Use" means the treatment, amelioration, mitigation, or prevention of diseases or conditions of the eye and its adnexa in any and all dosage forms and modes of administration for veterinary medical use and animal health.
"Improvement" means any modification of or improvement or enhancement to the technology disclosed in the Licensed Patents.
"Licensed Patents" means (a) the patents and patent applications listed in Schedule A and (b) patent applications claiming priority thereto and any patents that issue therefrom, as well as any continuation, continuation-in-part, divisional, extension, substitution, reissue, re-examination, and renewal of any of the foregoing.

"Licensed Products" means any products covered by a Valid Claim of any of the Licensed Patents.
"Losses" means all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees and the cost of enforcing any right to indemnification hereunder, and the cost of pursuing any insurance providers.
"Net Sales" means the gross sales of Licensed Products by Licensee, including of its Affiliates and Sublicensees, to any third party less the sum of the following deductions and offsets that are actually incurred, allowed, accrued, paid, or taken and are allocated with respect to such sale or distribution, but solely to the extent that such deductions or offsets are not otherwise recovered by or reimbursed to Licensee or the applicable Affiliate or Sublicensee: (a) [***]; (b) [***]; (c) [***]; (d) [***]. Licensed Products will be considered "sold" at the earlier of: (y) [***]; or (z) [***].
For purposes of clarity, no deductions are permitted for purposes of calculating Net Sales on the following items: [***]; and [***].
[***] will be deemed a transfer for the purpose of determining Net Sales. Net Sales on all Licensed Product [***] will be calculated at [***]. In the event Licensee transfers Licensed Product to an Affiliate, and the Affiliate re-transfers the Licensed Product to third party customers, then the Net Sales will be [***]. In the event a Licensed Product is sold in combination with another product or other products, wherein the combination product does not itself constitute a Licensed Product, then Net Sales, for purposes of calculating royalty payments on the combination product(s), will be calculated by [***]. If Licensee does not sell the Licensed Product separate from a combination product, then Net Sales, for purposes of calculating royalty payments on the combination product will exclude the "Value" (as defined below) of any non-Licensed

Product included in the combination product. In this circumstance, "Value," for purposes of this "combination product" provision, means [***]. The calculation of Net Sales of combination products will be subject to the Licensor's audit rights set forth in Section 6 herein.
A Sublicensee does not include any person or entity purchasing Licensed Products from Licensee, its Affiliate or its Sublicensee under a distributorship arrangement.
All calculations of Net Sales must be in accordance with generally accepted accounting principles ("GAAP") and based on, or valued as if based on, bona fide arms' length transactions and not on any [***].
"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

"Quarterly Period" means each period of three (3) consecutive months ending on March 31, June 30, September 30, and December 31.
"Representatives" means a Party's employees, officers, directors, and legal advisors.
"Sublicensee" means any Person or entity that is granted a sublicense, in whole or in part, by Licensee under this Agreement.
"Subsidiary" of a Person or entity means a corporation, partnership, limited liability company, or other business entity that is controlled by such Person or entity, and "control" has the meaning given to it in the definition of "Affiliate."

"Technology" means the technology disclosed in the Licensed Patents.

"Territory" means worldwide.
"Valid Claim" means a valid, enforceable claim of an unexpired issued or granted Licensed Patent as long as the claim has not been admitted by Licensor or otherwise caused to be invalid or unenforceable through reissue, disclaimer, or otherwise, or held invalid or unenforceable.
2.    Grant.
2.1    Patent License. During the Term of this Agreement, and subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive, sublicensable right and license under the Licensed Patents to make, manufacture, produce, have made, use, offer to sell, sell, import, export, distribute, and otherwise research, develop, and commercialize Licensed Products and services in the Field of Use in the Territory.

2.2    Exclusivity. Other than as expressly set forth in this Agreement, Licensor
(whether itself or through a third party) will not research, develop, commercialize, or otherwise practice or exploit the Technology in the Field of Use.
3.Sublicensing.
    3.1    Sublicense Grant. Subject to the terms and conditions of this Agreement,
Licensor hereby grants to Licensee the right to sublicense all or any of its licensed rights to and under the Licensed Patents to a Sublicensee provided that such Sublicensee shall assume the same obligations and the same terms and conditions as Licensee hereunder; and further provided that Licensee shall be responsible for the performance of all of such obligations, and for compliance with all of such terms and conditions, by Sublicensee. Licensee shall remain liable for the performance of all Licensee obligations under this Agreement and for the actions or inactions of any and all Sublicensees as if such actions or inactions were carried out by the Licensee itself.
    3.2    Scope of Sublicense. No sublicense may exceed the scope of rights granted to
Licensee hereunder. Licensee shall require all sublicenses to be in writing and to include an agreement by the Sublicensee to be bound by the terms and conditions of this Agreement.

Each sublicense granted hereunder shall be consistent with and comply with all terms of this Agreement, shall incorporate terms and conditions sufficient to enable Licensee to comply with this Agreement, shall prohibit any further sublicense or assignment by a Sublicensee without Licensor consent and shall provide that Licensor is a third party beneficiary thereof (solely for purposes of enforcing its rights to any provisions which are for the benefit of Licensor and Indemnitees therein). Licensee shall provide to Licensor a fully executed copy of all sublicense agreements and amendments thereto, including all exhibits, attachments and related documents, within [***] of executing the same, provided that Licensee may redact financial and other sensitive business terms from such copy provided to Licensor. Upon termination or expiration of this Agreement for any reason, any sublicenses shall terminate effective as of the termination or expiration of this Agreement. Any sublicense which is not in accordance with the foregoing provisions shall be null and void.
4.Improvements. As between the Parties, each Party will solely own all right, title, and interest in and to any Improvement conceived or developed by its employees or independent contractors. Neither Party shall have any obligation to fund, finance, promote, or otherwise support the technology development of the other Party.
5.Royalties.
    5.1    Licensee shall pay to Licensor, during the Term, a royalty of [***] percent ([*]%) of Net Sales of Licensed Products sold by Licensee in a country where such Licensed Products are covered by a Valid Claim of a Licensed Patent in that country ("Royalty").
(a)Only one Royalty shall be paid for each instance of a Licensed Product. By way of example, whether the Licensed Product is covered by one (1) or more than one (1) Valid Claims of one (1) or more Licensed Patents, or by one (1) or more than one (1) claim Valid Claims of Licensed Patents in more than one (1) country.
(b)Should Licensee grant any sublicenses, the terms and conditions of such sublicenses shall be in Licensee's sole discretion, provided that Royalties shall be paid by Licensee to Licensor in accordance with this Section 5 on Net Sales of all Licensed Products sold under such sublicenses where such Licensed Products are covered by a Valid Claim in the country in which the Licensed Product is sold. For the avoidance of doubt, a Sublicensee does not include any person or entity purchasing Licensed Products from Licensee, its Affiliate or its Sublicensee under a distributorship arrangement.
5.2    Licensee shall pay the Royalty due under this Agreement for each Quarterly Period within [***] after the end of such Quarterly Period. During a Quarterly Period in which a Royalty payment is due, Licensee shall provide Licensor with GAAP-compliant financial statements showing, for the relevant Quarterly Period, the amount of Net Sales of Licensed Products by Licensee, or any Sublicensee, to any third party for the sale of Licensed Products, any deductions and offsets allocated with respect to such sale of Licensed Products, the calculation of Net Sales, and other information reasonably necessary for an accurate accounting of the payments due pursuant to this Agreement.
5.3    If payments are not received by Licensor within [***] after the end of the relevant Quarterly Period, Licensee shall pay to Licensor interest on the overdue payment from that due date to the date of actual payment at a rate of [***] percent ([**]%) per annum computed for the number of days actually elapsed and a year of three hundred sixty-five (365) days, or if lower, the maximum amount permitted under applicable Law.
6.    Records and Audit.
6.1    Records. Licensee shall keep and maintain complete and accurate records of its sales of Licensed Product necessary for the calculation of Royalties due to Licensor hereunder. Licensee shall maintain such records for the longer of: (a) the period required by applicable law, or (b) [***] following the relevant Quarterly Period to which they pertain.
6.2    Audit.
(a)    Licensor, at its sole cost and expense, may at any time within [***] after receiving any Royalty from Licensee, but no more frequently than annually, nominate an independent certified public accountant ("Auditor") whom, upon reasonable written notice to Licensee and upon Licensee's approval, which approval shall not be unreasonably withheld, Licensee shall permit to have access to Licensee's records during Licensee's normal business hours for the sole purpose of verifying such Royalty payments made under this Agreement. In no event shall Licensor have the right to examine information with respect to Licensee's costs, BOM, pricing, or percentages of markup. As a condition to such access, Auditor shall execute a written agreement, satisfactory to the audited Party, obligating such accountant to maintain in strict confidence all information disclosed to such accountant pursuant to the examination.
(b)    Licensor shall provide to Licensee a copy of the Auditor's audit report within [***] of Licensor's receipt of the report. If the audit report shows that payments made by Licensee are deficient, Licensee shall pay Licensor the deficient amount within [***] after Licensee's receipt of the audit report inclusive of interest as defined in section 5.3 of this Agreement, as applicable. In the event the audit reveals an underpayment by Licensee of more than [***] percent ([**]%) of the Royalty amount due, Licensee will pay Licensor's actual and reasonable costs to the Auditor, such amounts are due within [***] of completion of the audit.
7.Cooperation. The Parties agree that Licensee shall provide to Licensor confidential progress reports setting out a high-level status update on the development and commercialization of Licensed Products as the Parties mutually deem appropriate on an annual basis, due [***] of each calendar year. Any such progress reports, and their contents, shall be deemed "Confidential Information" and be subject to Section 11 of this Agreement.
8.Development and Commercialization. During the Term, Licensee or its Sublicensee will use commercially reasonable efforts to develop and commercialize Licensed Products in the Field of Use. Licensee shall be solely responsible for its costs and activities relating to the development of the Licensed Products, pre-clinical and clinical testing (as appropriate) of the Licensed Products, and preparation and filing of all documents required in connection with seeking and obtaining regulatory approval of Licensed Products in the Field of Use and in the Territory. Once regulatory approvals are gained, Licensee will be responsible for all sales, marketing, and distribution costs and related commercialization activities related to the Licensed Products.

9.Patent Prosecution and Maintenance.
    9.1    Patent Prosecution and Maintenance by Licensor. For each patent and patent application included within the Licensed Patents, Licensor is responsible for prosecuting all patent applications to issuance or final rejection at its own cost and expense. Any taxes, annuities, maintenance fees, renewal fees, and extension charges for each patent and patent application included within the Licensed Patents shall be timely paid by Licensor.
    9.2    Patent Prosecution and Maintenance by Licensee. If Licensor does not maintain or prosecute any patent or patent application included within the Licensed Patents in a specific country or jurisdiction, or intends to allow any such patent or patent application to be abandoned, lapse, expire, or be cancelled, Licensee shall have the option to file, maintain, or prosecute such patent or patent application in that specific country or jurisdiction. Licensor shall immediately notify Licensee if any patent or patent application shall be abandoned, lapse, expire, be cancelled, or no longer pursued for any reason (including, for example, failure to respond to an Office Action, file an appeal, or pay an annuity or maintenance fee), and Licensee, in its sole discretion, may file, maintain, or prosecute any such patent or patent application, with such costs and expenses incurred by Licensee deductible from any Royalty payment due to Licensor. If Licensee desires that a corresponding patent application be filed in any jurisdiction claiming priority to one of the Licensed Patents, Licensee shall notify Licensor of that desire, and Licensor shall promptly notify Licensee if it will file such corresponding application. Failing such agreement, Licensor shall permit Licensee to file such patent application in the relevant specific country or jurisdiction only and to prosecute it to issuance or final rejection, with such costs and expenses incurred by Licensee deductible from any Royalty payment due to Licensor. Such patent application and any related patents will be added to Schedule A.
9.3    At Licensee's request, Licensor shall consult with Licensee as to the preparation, filing, prosecution, and maintenance of the Licensed Patents.
10.    Enforcement., Third-Party Infringement Claims.
10.1 Notice of Infringement or Third-Party Claims. If (a) either Party believes that any Licensed Patent is being infringed or misappropriated by a third party in the Field of Use, or (b) if a third party alleges that any Licensed Patent is invalid or unenforceable, or claims that a Licensed Product, or its use, development, manufacture, or sale infringes such third party's intellectual property rights in the Field of Use, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other Party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.
10.2 Right to Bring Action or Defend.
(a)Licensor have the initial option to enforce its rights under any Licensed Patent, defend any declaratory judgment action concerning any Licensed Patent, and take any other lawful action reasonably necessary to protect, enforce, or defend any Licensed Patent, and control the conduct thereof and attempt to resolve any claims relating to any Licensed Patent, including by (a) prosecuting or defending any inter partes review, post-grant review, covered business method patent review, opposition, derivation, interference, declaratory judgment, federal district court, U.S. Patent and

Trademark Office, U.S. International Trade Commission, or other proceeding of any kind, and (b) taking any other lawful action that Licensor, in its sole discretion, believes is reasonably necessary to protect, enforce, or defend any Licensed Patent. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.
(b)If Licensor chooses in its sole discretion not to enforce its rights under any of the Licensed Patents, it will timely notify Licensee in writing and Licensee has the option to enforce any rights under the Licensed Patents, at its own cost and expense and Licensee will be entitled to retain any damage award resulting from enforcement action.
(c)The Parties shall reasonably cooperate in the enforcement of any of the Licensed Patents, including without limitation, agreeing to be a named party to any action to enforce the Licensed Patents to the extent reasonably required, and executing such documents as may be reasonably necessary.
10.3 Recovery and Settlement.
(a)If Licensor undertakes the enforcement or defense of any Licensed Patent, any recovery, damages, or settlement derived from such suit, action, or other proceeding will be retained in its entirety by Licensor; and Licensor may settle any such suit, action, or other proceeding, whether by consent order, settlement, or other voluntary final disposition, without the prior written approval of Licensee, provided that Licensor shall not settle any such suit, action, or other proceeding in a manner that adversely affects the rights of Licensee concerning the Licensed Patents without Licensee's prior written consent, which consent may not be unreasonably withheld.
(b)If Licensee undertakes the enforcement or defense of any Licensed Patent, any recovery, damages, or settlement derived from such suit, action, or other proceeding will be retained in its entirety by Licensee; and Licensee may only settle any such suit, action, or other proceeding, whether by consent order, settlement, or other voluntary final disposition, with the prior written consent of Licensor, which consent may not be unreasonably withheld.
10.4 If any suit, action, or other proceeding alleging invalidity or non-infringement of any Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, will have the right, within [***] after written notice of commencement of such suit, action, or other proceeding, to intervene and take over the defense of the suit, action, or other proceeding at its own expense.
11.Recordation of License. If recordation of this Agreement or any part of it with a governmental authority is necessary for Licensee to fully enjoy the rights, privileges, and benefits of this Agreement, Licensee shall be permitted to record this Agreement or all such parts of this Agreement and information concerning the license granted hereunder with such appropriate governmental authority.
12.Confidentiality.

12.1 Confidentiality Obligations. Licensor acknowledges that the information provided in Licensee's confidential progress reports under Section 7 and provided by the independent public accountant under Section 6.2, shall be Confidential Information of Licensee. As a condition to being provided with Confidential Information, Licensor, during the Term of this Agreement, shall:
(a)not use the Confidential Information other than as strictly necessary to perform its obligations under this Agreement; and
(b)maintain the Confidential Information in strict confidence and not disclose the Confidential Information without Licensee's prior written consent, provided, however, Licensor may disclose the Confidential Information to its Representatives who:
(i)    have a need to know the Confidential Information for purposes of Licensor's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;
(ii)have been apprised of this restriction; and
(iii)are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in this Agreement.
Licensor shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Confidential Information from use or disclosure other than as expressly permitted hereby.
12.2 Exceptions.
(a)If Licensor becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:
(i)     provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under this section; and
(ii)    disclose only the portion of Confidential Information that it is legally required to furnish.
If a protective order or other remedy is not obtained, or Licensee waives compliance under this section, Licensor shall, at Licensee's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.
(b)Confidential Information does not include information that Licensor can demonstrate by documentary evidence: (a) was already known to Licensor without restriction on use or disclosure prior to the receipt of such information directly or indirectly from or on behalf of Licensor; (b) was or is independently developed by Licensor without reference to or use of any Confidential Information; (3) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensor; or (4) was received by Licensor from a third party who was not, at the time, under any obligation to Licensee or any other Person to maintain the confidentiality of such information.
13.    Representations and Warranties.
13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other party that as of the Effective Date:
(a)it is duly organized, validly existing, and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization, or chartering;

(b)it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder;
(c)the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized; and
(d)when executed and delivered by such Party, this Agreement will constitute the legal, valid, and binding obligation of that Party, enforceable against that Party in accordance with its terms.
13.2 Licensor Representations and Warranties. Licensor represents and warrants that:
(a)Licensor is the owner of the entire right, title, and interest in and to the Licensed Patents;
(b)Licensor has the right and power to grant the licenses granted herein; (c) Licensor has not granted to any third party any licenses or other rights under the Licensed Patents that are in conflict with the terms and conditions of this Agreement; (d) to Licensor's knowledge, Licensor knows of no prior art that would invalidate the Licensed Patents; and (e) the patents and patent applications identified on Schedule A are all the patents and patent applications owned by Licensor as of the Effective Date that are necessary for the manufacture, use, sale, offer for sale, or importation of any Licensed Products in the Field of Use in the Territory.
13.3 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY, AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE, OR LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCTS, LICENSED KNOW-HOW, AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES, OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE, OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR WILL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR

ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, OR IMPORT OF A LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.
14. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSOR WILL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATEDPROFITS, CONTRACTS, OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE, OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY, OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE, OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.
15.Indemnification.
15.1 Licensee Indemnification. Licensee shall indemnify, defend, and hold harmless Licensor and its officers, directors, employees, agents, successors, and assigns against all losses arising out of or resulting from: (a) any third party claim, suit, action, or other proceeding related to or arising out of or resulting from Licensee's breach of any representation, warranty, covenant, or obligation under this Agreement, (b) any claim, demand, suit, proceeding, investigation, or other action of any nature related to any Licensed Product as manufactured, sold or distributed by Licensee, or a Sublicensee or Affiliate thereof, or (c) any claim, demand, suit, proceeding, investigation, or other action of any nature relating to or arising out of Licensee's action or inaction prior to or after the Effective Date .
15.2 Licensor Indemnification. Licensor shall indemnify, defend, and hold harmless Licensee and its officers, directors, members, managers, employees, agents, and representatives from and against any and Claims to the extent arising out of or resulting from (a) any representation or warranty by Licensor set forth herein being untrue in any material respect when made or any material breach or material default by Licensee of any of its covenants or other obligations hereunder; (b) any claim, demand, suit, proceeding, investigation, or other action of any nature related to any Licensor intellectual property; or (c) any claim, demand, suit, proceeding, investigation, or other action of any nature relating to or arising out of Licensor's action or inaction prior to or after the Effective Date.
16.Term and Termination.

16.1 Term. This Agreement is effective as of the Effective Date and will continue in full force and effect until the expiry of the last patent of the Licensed Patents to terminate, whether through expiration, abandonment, lapse, or otherwise, unless earlier terminated by either Party as permitted by this Agreement (the "Term").
16.2 Licensor Termination. Licensor may terminate this Agreement upon [***] written notice to Licensee if:
(a)    Licensee fails to pay any amount due under this Agreement on the due date for payment and remains in default not less than [***] after
Licensor's written notice to make such payment, including the payment of interest in accordance with Section 5.3;
(b)Licensee materially breaches this Agreement (other than through a failure to pay any amounts due under this Agreement) and, if such breach is curable, fails to cure such breach within [***] of Licensor's written notice of such breach; or
(c)Licensee: (i) is dissolved or liquidated or takes any corporate action for such purpose; (ii) becomes insolvent or is generally unable to pay, or fails to pay, its debts as they become due; (iii) files or has filed against it a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law; (iv) makes or seeks to make a general assignment for the benefit of creditors; or (v) applies for or has a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.
(d)Licensee or any Affiliate or Sublicensee directly or indirectly challenges the validity or ownership of any of the Licensed Patents and does not cease such challenge within [***] of receipt of notice thereof from Licensor.
16.3 Licensee Right to Terminate. Licensee shall have the right to terminate this Agreement for any reason at any time upon [***] written notice to Licensor.
16.4 The Parties acknowledge and agree that the licenses granted by the Parties and all other rights granted under or pursuant to this Agreement are, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the Bankruptcy Code (or analogous foreign provisions), and that this Agreement is an executory contract governed by Section 365(n). In the event of Licensor's bankruptcy or insolvency, unless expressly terminated by Licensee, this Agreement shall continue under section 365(n) of the U.S. Bankruptcy Code, and Licensee shall be entitled to all rights and benefits afforded by such section, including the right to elect to continue to perform all of the obligations under this license and to retain the intellectual property licensed hereunder.
16.5 Effect of Expiration or Termination.
(a)Upon the expiration of this Agreement in any country in the Territory, the licenses granted to Licensee under this Agreement will become fully paid, perpetual, and irrevocable in such country.

(b)Upon any termination of this Agreement, other than as provided under Section 16.3:
(i)Licensee shall immediately cease exercising all rights granted under the Licensed Patents;
(ii)Each Party shall promptly return to the other Party, or delete or destroy, all relevant records and materials in such Party's possession or control containing the other Party's Confidential Information; and
(iii)All sublicenses granted by Licensee will automatically terminate.
(c)    Expiration or termination of this Agreement will not relieve the Parties of any obligations accruing before the Effective Date of expiration or termination.
16.6 Survival. The rights and obligations of the Parties set forth in this Section 16 and Section 1 (Definitions), Section 12 (Confidentiality), Section 13 (Representations and Warranties), Section 14 (Damages), Section 15 (Indemnification), and Section 17 (Miscellaneous) will survive any such termination or expiration.
17. Miscellaneous.
17.1 Force Majeure. Neither Party will be in default by reason of any failure or delay in the performance of its obligations hereunder where such failure or delay is due to any circumstance or cause beyond such Party's reasonable control, including strikes, labor disputes, civil disturbances, riot, rebellion, invasion, epidemic, hostilities, war, terrorist attack, embargo, natural disaster, acts of God, flood, sabotage, or fire.
17.2 Further Assurances. Each Party shall, upon the reasonable request, and at the sole cost and expense, of the other party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.
17.3 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement creates any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the Parties, and neither Party has authority to contract for or bind the other party in any manner whatsoever.
17.4 No Public Statements. Neither Party may issue or release any public announcement, statement, press release, or other publicity concerning this Agreement without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose the nature and existence of this Agreement to the extent required by law or to allow such Party to exercise its rights under the Agreement.
17.5 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder must be in writing and sent to the respective Party at the addresses indicated below (or at such other address for a Party as may be specified in a notice given in accordance with this section):

If to Licensor:	Kiora Pharmaceuticals, Inc. 332 Encinitas Blvd, Suite 102 Encinitas, CA 92024 Attention: Brian Strem, President & CEO Email: bstrem@kiorapharma.com
If to Licensee:	Sentrx Animal Care, Inc. 570 West 1700 South, Suite 1400 Salt Lake City, Utah 84115 Attention: Brian Segebrecht, President & CEO Email: bsegebrecht@sentrxanimalcare.com

Notices sent in accordance with this section will be deemed effective: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email, if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient.
17.6 Interpretation. For purposes of this Agreement: (a) the words "include," "includes," and "including" will be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto," and "hereunder" refer to this Agreement as a whole. This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted.
17.7 Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.
17.8 Entire Agreement. This Agreement, together with all Schedules and any other documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
17.9 Assignment. Neither Party may assign the Agreement or the rights and obligations thereunder to any third party without the prior express written approval of the other Party. Notwithstanding the foregoing, if the Agreement is assigned to an Affiliate of a Party, or the Assignment is in connection with a merger or sale of substantially all the assets of a Party, no prior express written approval of the other Party is required.
17.10 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.
17.11 Amendment., Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
17.12 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
17.13 Governing Law; Submission to Jurisdiction.
(a)This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Delaware, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.
(b)Any action, suit, or other proceeding arising out of or related to this Agreement, the licenses granted hereunder, the validity or enforceability or scope of any Licensed Patent claim, whether a product infringes a Valid Claim, any challenges to a Licensed Patent, or Licensor's or Licensee's obligations concerning the Licensed Patents must be instituted exclusively in the federal courts of the United States or the courts of the State of Delaware, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by mail to such Party's address set forth herein will be effective service of process for any action, suit, or other proceeding brought in any such court.
17.14 Equitable Relief. Each Party acknowledges that a breach by the other Party of the confidentiality provisions of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party will be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance, and any other relief that may be available from any court. These remedies are not exclusive but are in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.
17.15 Attorneys' Fees. In the event that any action, suit, or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party will be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

17.16 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email, or other means of electronic transmission (to which assigned PDF copy is attached) will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written

Kiora Pharmaceuticals, Inc.
Signature: /s/ Brian M. Strem, Ph.D.
Name: Brian M Strem, PhD

Title: President & CEO

Date: 12 June 2023

Sentrx Animal Care, Inc.
Signature: /s/ Brian Segebrecht
Name: Brian Segebrecht

Title: President & CEO

Date: 12 June 2023

SCHEDULE A
The following patents and patent applications, and (i) any patents and applications that claim priority to or the benefit of such patents and applications, (ii) any patents that issue therefrom, (iii) any continuation, continuation-in-part, divisional, extension, substitution, reissue, re-examination, and renewal of any of the foregoing, and (iv) any related, corresponding, or foreign counterpart applications and patents.

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